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                            STOCK PURCHASE AGREEMENT


                                     between


                               MCC PROCEEDS, INC.


                                       and


                           BERLITZ INTERNATIONAL, INC.



                         ------------------------------

                          Dated as of November 14, 1997

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                        STOCK PURCHASE AGREEMENT


            STOCK PURCHASE AGREEMENT (the "Agreement"), dated as of November 14, 1997, by and between MCC Proceeds, Inc., as Trustee of the Maxwell Macmillan Realization Liquidation Trust (the "Seller"), and Berlitz International, Inc., a New York Corporation (the "Purchaser").

            WHEREAS, the Seller is the record and beneficial owner of the Berlitz Shares (as hereinafter defined);

            WHEREAS, the Seller desires to sell to the Purchaser, and the Purchaser desires to purchase from the Seller, the Berlitz Shares, subject to and upon the terms and conditions described below;

            NOW, THEREFORE, in consideration of the mutual promises made herein and of the mutual benefits to be derived herefrom, the parties hereto agree as follows:


            1.    SALE AND PURCHASE OF THE SECURITIES.

                  (a) SALE AND PURCHASE. Subject to the terms and conditions hereof, the Purchaser hereby agrees to purchase from the Seller, and the Seller hereby agrees to sell to the Purchaser the Berlitz Shares on the Closing Date (as defined herein) and on the terms and conditions provided for herein.

                  (b) PURCHASE PRICE. The aggregate purchase price (the "Purchase Price") for the Berlitz Shares shall be $2,967,865.31, or $23.5125 per share.

                  (c) CLOSING DATE. The closing with respect to the purchase and sale of the Berlitz Shares (the "Closing") shall take place at the New York office of Paul, Weiss, Rifkind, Wharton & Garrison, 1285 Avenue of the Americas, New York, New York, 10019, at 11:00 A.M. local time on the date (the "Closing Date") that is the earliest of:

                        (i)   November 14, 1997; or

                        (ii) such other date as the Seller and Purchaser agree
            to in writing.

The Closing shall be effective as of the close of business on that date.

                  (d) DELIVERY OF AND PAYMENT FOR THE SHARES. At the Closing, the Seller shall deliver to the Purchaser (or its representative) certificates representing the Berlitz Shares to be purchased by the Purchaser, duly endorsed in blank (with such signature guarantees as the Purchaser or its counsel may reasonably request), in

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proper form for transfer, and accompanied by all requisite stock transfer tax stamps, if any. The Purchaser shall pay to the Seller the Purchase Price in U.S. dollars by wire transfer of immediately available funds to such account as designated by the Seller. All parties to the transaction shall execute such documents as are otherwise appropriate.

            2.    BERLITZ SHARES.

                  The term "Berlitz Shares" shall mean an aggregate of 126,225 shares of common stock, par value $.10 per share, of the Purchaser owned by the Seller on the date hereof.

            3. REPRESENTATIONS AND WARRANTIES OF THE SELLER. The Seller represents and warrants to the Purchaser as follows:

                  (a) The Seller is validly existing as a corporation under the laws of Delaware, and has the full and legal right and power to enter into, execute and deliver this Agreement and to perform fully its obligations hereunder. This Agreement has been duly executed and delivered by the Seller and is the legal, valid and binding obligation of the Seller, enforceable in accordance with its terms.

                  (b) No consent, license, approval, order or authorization of, or registration, declaration or filing with any individual, corporation, joint venture, partnership, trust, unincorporated association, government or any department or agency thereof (each a "Person"), is required to be obtained by the Seller in connection with the sale of the Berlitz Shares to the Purchaser pursuant to and in accordance with the terms of this Agreement other than those which have been heretofore obtained.

                  (c) The sale of the Berlitz Shares to the Purchaser hereunder will not (i) conflict with, or result in a violation or breach of any provision of, or constitute a default (or an event which with notice of lapse of time or both, would constitute a default) under (a) any contract or other agreement or instrument binding upon the Seller or applicable to the Berlitz Shares or (b) any judgment, decree, award, injunction, governmental order or other restriction or obligation to which the Seller is a party or by which it or any of its assets or properties may be bound; (ii) violate any statute, law or regulation of any jurisdiction applicable to the Seller or the assets or properties of the Seller; or (iii) result in a breach of the terms or conditions of, constitute a default under or otherwise cause an impairment of any license, permit, order, approval, registration, authorization or qualification of the Seller under any local, state, federal or foreign law.

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                  (d) Neither the Seller nor any intermediary acting on its
behalf has engaged in any form of general solicitation or advertising with respect to the sale of the Berlitz Shares.

                  (e) The Seller is the beneficial owner of the Berlitz Shares free and clear of any lien, charge, security interest, encumbrance, title retention agreement, adverse claim, option or right of others (each a "Lien"), other than those, if any, created by this Agreement. Assuming the Purchaser has no prior knowledge or notice of any adverse claims to the Berlitz Shares, upon the purchase and payment for the Berlitz Shares by the Purchaser as provided in this Agreement, the Purchaser will acquire good and valid title to the Berlitz Shares, free and clear of any Lien, other than Liens created or suffered to exist by the Purchaser.

            4. REPRESENTATIONS AND WARRANTIES OF THE PURCHASER. The Purchaser represents and warrants to the Seller as follows:

                  (a) The Purchaser is duly organized, validly existing and in good standing as a Corporation under the laws of the State of New York, and has the full legal right and power to enter into, execute and deliver this Agreement and to perform fully its obligations hereunder. This Agreement has been duly executed and delivered by the Purchaser and is the legal, valid and binding obligation of the Pur chaser, enforceable in accordance with its terms.

                  (b) No consent, license, approval, order or authorization of, other than approval by the Purchaser's Board of Directors which will have been obtained by the time of Closing, or registration, declaration or filing with any Person, is required to be obtained by the Purchaser in connection with the purchase of the Berlitz Shares by the Purchaser pursuant to and in accordance with the terms of this Agreement or the performance by the Purchaser of its other obligations hereunder.

                  (c) The purchase of the Berlitz Shares by the Purchaser hereunder and the performance by the Purchase of its other obligations hereunder will not (i) conflict with, or result in a violation or breach of any provision of, or constitute a default (or an event which with notice of lapse of time or both, would constitute a default) under (a) any Contract or Other Agreement or Instrument binding upon the Purchaser or applicable to the Berlitz Shares or (b) any judgment, decree, award, injunction, governmental order or other restriction or obligation to which the Purchaser is a party or by which it or any of its assets or properties may be bound; (ii) violate any statute, law or regulation of any jurisdiction applicable to the Purchaser or the assets or properties of the Purchaser; or (iii) result in a breach of the terms or conditions of, constitute a default under or otherwise cause an impairment of any license, permit, order, approval, registration, authorization or qualification of the Purchaser under any local, state, federal or foreign law.


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                  (d) Neither the Purchaser nor, to the knowledge of the
Purchaser, any other Person (including any affiliate of the Purchaser) has any plan or current intention to make a tender, exchange or other similar offer to the public holders of the common stock of the Purchaser for the purpose of acquiring such common stock.

            5. SURVIVAL OF THE REPRESENTATIONS AND WARRANTIES OF THE PURCHASER AND OF THE SELLER AFTER CLOSING.

                  (a) Notwithstanding any right of the Purchaser or Seller to investigate and notwithstanding any knowledge of facts determined or determinable by the Purchaser or Seller pursuant to such investigation or right of investigation, the Purchaser and the Seller each have the right to rely fully upon the representations and warranties of the other contained in this Agreement.

                  (b) Notwithstanding any waiver by the Purchaser or the Seller of any condition precedent to its obligation to close, all representations and warranties shall survive the execution and delivery of this Agreement and the Closing hereunder.

            6. CONDITIONS PRECEDENT TO OBLIGATION OF THE SELLER TO CLOSE. The following shall be conditions to the obligation of the Seller to sell the Berlitz Shares pursuant to Section 1 hereof:

                  (a) The representations and warranties of the Purchaser contained in Section 4 of this Agreement shall be true and correct as of the Closing Date.

            7. CONDITIONS PRECEDENT TO THE OBLIGATION OF THE PURCHASER TO CLOSE. The following shall be conditions to the obligation of the Purchaser to purchase the Berlitz Shares pursuant to Section 1 hereof:

                  (a) The representations and warranties of the Seller contained in Section 3 of this Agreement shall be true and correct as of the Closing Date.

            8. PURCHASER'S COVENANTS IN THE EVENT OF A TENDER OFFER OR OTHER OFFER TO PURCHASE.

                  (a) If a tender offer or a similar offer to purchase some or all of the outstanding shares of the Purchaser is commenced or is publicly announced by Benesse Corporation, or any affiliate thereof, (a "Tender Offer"), within ninety (90) days of the Closing Date, the Purchaser shall pay the Seller an amount equal to the difference between the per share purchase price offered in such Tender Offer and

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the per share Purchase Price paid under this Agreement, multiplied by the product of (a) the number of Berlitz Shares purchased by the Purchaser hereunder and (b) the percentage of the outstanding shares of the Purchaser purchased in such Tender Offer, on the closing date of such Tender Offer by wire transfer of immediately available funds.

            9. GENERAL RESTRICTIONS; ALL TRANSFERS IN COMPLIANCE WITH LAW. All sales, assignments, transfers, pledges, grants of a security interest in, and other dispositions (a "Transfer") of the Berlitz Shares are subject to and governed by the terms and conditions of this Agreement. Notwithstanding anything to the contrary in this Agreement, any transfer of the Berlitz Shares permitted or required by this Agreement shall be in compliance with federal and state securities laws, including, without limitation, the Securities Act of 1933, as amended, and the Purchaser may require an opinion, reasonably satisfactory to the Purchaser, of counsel to the transferor as to such compliance.

            10.   INDEMNIFICATION.

                  (a) The Seller agrees to indemnify, defend and hold harmless the Purchaser from and against all losses, liabilities, damages, deficiencies, costs and expenses, including reasonable attorneys' fees, disbursements and other charges, based upon, arising out of, or otherwise in respect of any inaccuracy in or any breach of any representation, warranty, covenant or agreement of the Seller contained in this Agreement.

                  (b) The Purchaser agrees to indemnify, defend and hold harmless the Seller (and its officers, employees, affiliates and assigns) from and against all losses, liabilities, damages, deficiencies, costs and expenses, including reasonable attorneys' fees, disbursements and other charges, based upon, arising out of, or otherwise in respect of any inaccuracy in or any breach of any representation, warranty, covenant or agreement of the Purchaser contained in this Agreement.

            11. EXPENSES. Each party to this Agreement will pay its own expenses and costs incidental to the purchase and sale of the Berlitz Shares and their other respective obligations under this Agreement.

            12. NOTICES. All notices and other communications hereunder shall be in writing and shall be deemed given if telecopied or delivered personally or mailed by registered or certified mail (return receipt requested) to the following address (or at such other address as shall be specified by like notice; provided, that notice of a change of address shall be effective only upon receipt thereof):


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                  (a)   IF TO THE SELLER:

                        MCC Proceeds, Inc.
                        c/o Price Waterhouse
                        No. 1 London Bridge
                        London SE1 9QL
                        England
                        Attention:  Alan R.D. Jamieson
                        Telecopier Number: 011-44-71-939-4173

                  (b) with copies to:

                        Denis O'Connor
                        MCC Proceeds, Inc.
                        c/o Price Waterhouse LLP
                        1177 Avenue of the Americas
                        New York, New York  10036
                        Telecopier:  (212) 596-8869

                        Milbank, Tweed, Hadley & McCloy
                        1 Chase Manhattan Plaza
                        New York, New York  10005
                        Attention:  John T. O'Connor, Esq.
                        Telecopier Number:  (212) 530-5219

                  (c) IF TO THE PURCHASER:

                        c/o Berlitz International, Inc.
                        400 Alexander Park
                        Princeton, NJ  08540-6306
                        Attention:  Robert C. Hendon, Jr., Esq.
                        Telecopier Number:  (609) 514-9670

                  (d) with a copy to:

                        Paul, Weiss, Rifkind, Wharton & Garrison
                        1285 Avenue of the Americas
                        New York, NY  10019-6064
                        Attention:  Matthew Nimetz, Esq.
                        Telecopier Number:  (212) 373-2101

            All notices given by telecopier or delivered personally shall be deemed to have been received by the recipient thereof if received on a business day during the normal business hours of such recipient; otherwise, such notices shall be deemed


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received on the next following business day. All notices mailed shall be deemed to be received on the fifth business day following deposit of such notice into the mail.

            13. TERMINATION. This Agreement, and all of the rights and obligations contained herein, except for obligations to consummate transactions properly initiated prior to November 14, 1997, shall terminate as of December 1, 1997 if the Closing Date has not occurred prior thereto, unless the parties hereto agree otherwise in writing.

            14.   GOVERNING LAW.

                  THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (OTHER THAN THE LAWS GOVERNING CONFLICT OF LAW MATTERS).

            15.   ENTIRE AGREEMENT; WAIVERS AND AMENDMENTS.
This Agreement embodies the entire agreement and understanding between the parties hereto with respect to the subject matter hereof. This Agreement does not modify any existing agreements. This Agreement may be changed, waived, superseded, discharged or terminated only by an instrument in writing signed by each of the parties hereto.

            16. SEVERABILITY OF PROVISIONS. If any provision or any portion of this Agreement, or the application of any such provision or any portion thereof to any Person or circumstance, shall be held invalid or unenforceable, the remaining portion of such provision and the remaining provisions of this Agreement, and the application of such provision or portion of such provision as is held invalid or unenforceable to Persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby.

            17. JOINT ADMINISTRATORS AND PRICE WATERHOUSE. The parties hereto acknowledge and agree that:

                  (a) None of the Joint Administrators of the Seller (the "Joint Administrators") shall incur any personal liability of any kind under, and the United Kingdom accounting firm Price Waterhouse, a United Kingdom partnership ("PRICE WATERHOUSE") shall not incur any liability of any kind under, or by virtue of, this Agreement, or in relation to any related matter or claim, whether in contract or tort or by reference to any other remedy or right, in any jurisdiction or forum.

                  (b) Without prejudice to Section 17(a) hereof, none of the Joint Administrators or Price Waterhouse shall be liable under this Agreement or any document executed with a view to, or for the purpose of, giving effect to this Agreement.


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                  (c) The parties hereto have placed no reliance in entering into and performing this Agreement on any representations, warranties, statements or undertakings (oral or in writing) made by or on behalf of any of the Joint Administrators, in their personal capacity or Price Waterhouse, and any such representations, warranties, statements or undertakings which might otherwise be implied by law are hereby expressly excluded and waived by all parties hereto; PROVIDED, HOWEVER, that nothing in this Section 17 shall limit the liability of the Seller under this Agreement or otherwise.

            IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first above written.



                                    THE PURCHASER:

                                    BERLITZ INTERNATIONAL, INC.



                                    By: /s/ Robert Minsky
                                        -------------------------------------
                                        Name:   Robert Minsky
                                        Title:    Executive Vice President



                                    THE SELLER:

                                    MCC Proceeds, Inc.
                                    As Trustee of the
                                    Maxwell Macmillan Realization Trust



                                    By: /s/ Denis O'Connor
                                        -------------------------------------
                                        Name:   Denis O'Connor
                                        Title:    Vice President